                                                                              Exhibit 10.05

                                                                             No. «Number»

SILICON IMAGE, INC.

2008 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT
(For Non-Employee Directors)

This Stock Option Agreement (this "Agreement") is made and entered into as of the Date of Grant set forth below (the "Date of Grant") by and between Silicon Image, Inc., a Delaware corporation (the "Company"), and the Optionee named below ("Optionee").  Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 2008 Equity Incentive Plan (the "Plan").

Optionee:                                                        «Name»
Total Option Shares:                                    «Shares»
Exercise Price Per Share:                          «Price»
Date of Grant:                                                «Date»
First Vest Date:                                             «M_1st_vest»

Expiration Date:	Option will expire immediately on termination for cause, 3 months following termination for any other reason except death or disability, but in no event later than «Expire».

(refer to Section 3 of this Stock Option Agreement)
Type of Stock Option:                                                        Nonqualified Stock Option

1.           Grant of Option.  The Company hereby grants to Optionee an option (this "Option") to purchase up to the total number of shares of Common Stock of the Company set forth above as Total Option Shares (collectively, the "Shares") at the Exercise Price Per Share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this Agreement and the Plan.

2.           Vesting; Exercise Period.

2.1           Vesting of Shares.  Subject to the terms and conditions of the Plan and this Agreement, this Option shall become vested and exercisable with respect to one twenty-fourth (1/24) of the Shares each month following the date of grant until fully vested; provided, however, this Option shall become fully vested immediately prior to the consummation of a Corporate Transaction (as provided in Section 21.3 of the Plan).

2.2           Expiration.  This Option shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the earlier of the Expiration Date or the date on which this Option is earlier terminated in accordance with the provisions of Section 3 hereof.

3.           Termination.  Except as provided below in this Section, this Option shall terminate and may not be exercised if Optionee ceases to be a member of the Board of Directors of the Company ("Board Member").  The date on which Optionee ceases to be a Board Member shall be referred to as the "Termination Date."

3.1           Termination for Any Reason Except Death, Disability or Cause.  If Optionee ceases to be a Board Member for any reason except death, Disability or Cause, then this Option may be exercised by Optionee no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date.

3.2           Termination Because of Death or Disability.  If Optionee ceases to be a Board Member due to Optionee's death or Disability (or dies within 3 months after Termination other than for Cause or because of Disability), then this Option may be exercised by Optionee (or Optionee's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date.

3.3           Termination for Cause.  If Optionee is Terminated for Cause, this Option will expire on the Optionee's date of termination.

4.           Manner of Exercise.

4.1           Stock Option Exercise Agreement.  To exercise this Option, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company from time to time (the "Exercise Agreement"), which shall set forth, inter alia, Optionee's election to exercise this Option, the number of shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws.  If someone other than Optionee exercises this Option, then such person must submit documentation, reasonably acceptable to the Company, establishing that such person has the right to exercise this Option.

4.2           Limitations on Exercise.  This Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise.  This Option may not be exercised as to fewer than 100 Shares unless it is exercised as to all Shares as to which this Option is then exercisable.

4.3           Payment.  The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by law:

(a)	by cancellation of indebtedness of the Company to the Optionee;

(b)
by surrender of shares of the Company's Common Stock that  are clear of all liens, claims, encumbrances or security interests and either: (1) have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Optionee in the open public market;

(c)	by waiver of compensation due or accrued to Optionee for services rendered;

(d)
provided that a public market for the Company's stock exists:  (1) through a "same day sale" commitment from Optionee and a Company-designated broker-dealer (a " Dealer") whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (2) through a "margin" commitment from Optionee and a Dealer whereby Optionee irrevocably elects to exercise this Option and to pledge the Shares so purchased to the Dealer in a margin account as security for a loan from the Dealer in the amount of the Exercise Price, and whereby the Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company;

(f)	by any combination of the foregoing.

4.4           Tax Withholding.  Prior to the issuance of the Shares upon exercise of this Option, Optionee must pay or provide for any applicable federal or state withholding obligations of the Company.  If the Committee permits, Optionee may provide for payment of withholding taxes upon exercise of this Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld.  In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.

4.5           Issuance of Shares.  Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee, Optionee's authorized assignee, or Optionee's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

5.           Compliance with Laws and Regulations.  The exercise of this Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer.  Optionee understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

6.           Nontransferability of Option.  This Option may not be transferred in any manner other than under the terms and conditions of the Plan or by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee.  The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

7.           Tax Consequences.  Set forth below is a brief summary as of the date the Board adopted the Plan of some of the federal tax consequences of exercise of this Option and disposition of the Shares.  THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.  OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

7.1           Exercise of Nonqualified Stock Option.  There may be a regular federal income tax liability upon the exercise of this Option.  Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price.  The Company may be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

7.2           Disposition of Shares.  If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long-term capital gain.

8.           Privileges of Stock Ownership.  Optionee shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

9.           Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or the Company to the Committee for review.  The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

10.           Entire Agreement.  The Plan is incorporated herein by reference.  This Agreement and the Plan and the Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

11.           Notices.  Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices.  Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated above or to such other address as such party may designate in writing from time to time to the Company.  All notices shall be deemed to have been given or delivered upon:  personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.

12.           Successors and Assigns.  The Company may assign any of its rights under this Agreement.  This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's heirs, executors, administrators, legal representatives, successors and assigns.

13.           Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to that body of law pertaining to choice of law or conflict of law.

14.           Acceptance.  Optionee hereby acknowledges receipt of a copy of the Plan and this Agreement.  Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Agreement.  Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that the Company has advised Optionee to consult a tax advisor prior to such exercise or disposition.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Optionee has executed this Agreement in duplicate as of the Date of Grant.

SILICON IMAGE, INC.                                                                      OPTIONEE

Harold Covert                                                                                         «Name»
Chief Financial Officer

SILICON IMAGE, INC.
2008 EQUITY INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK AWARD
GRANT NUMBER:

Unless otherwise defined herein, the terms defined in the Company’s 2008 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Restricted Stock Award (the “Notice”).

Name:

Address:

You (“Participant”) have been granted an award of Restricted Shares of Common Stock of Silicon Image, Inc. (the “Company”) under the Plan subject to the terms and conditions of the Plan, this Notice and the attached Restricted Stock Agreement (the “Restricted Stock Purchase Agreement”).

Total Number of Restricted Shares Awarded:

Fair Market Value per Restricted Share:                                                                                                                           $

Total Fair Market Value of Award:                                                                                                                                       $

Purchase Price per Restricted Share:                                                                                                                                 $

Total Purchase Price for all Restricted Shares:                                                                                                                $

Date of Grant:

Vesting Commencement Date:

Vesting Schedule:
Subject to the limitations set forth in this Notice, the Plan and the Restricted Stock Purchase Agreement, the Restricted Shares will vest and the right of repurchase shall lapse, in whole or in part, in accordance with the following schedule: [INSERT VESTING SCHEDULE]

You understand that your employment or consulting relationship with the Company is for an unspecified duration, can be terminated at any time (i.e., is “at-will”), and that nothing in this Notice, the Restricted Stock Agreement or the Plan changes the at-will nature of that relationship.  Participant acknowledges that the vesting of the Restricted Shares pursuant to this Notice is earned only by continuing service as an Employee, Director or Consultant of the Company.  You also understand that this Notice is subject to the terms and conditions of both the Restricted Stock Agreement and the Plan, both of which are incorporated herein by reference.  You have read both the Restricted Stock Agreement and the Plan.   If the Restricted Stock Purchase Agreement is not executed by you within thirty (30) days of the Date of Grant above, then this grant shall be void.

SILICON IMAGE, INC.                                                                           RECIPIENT:

By:                                                                                               Signature

Its:                                                                                               Please Print Name

SILICON IMAGE, INC.

2008 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT (this “Agreement”) is made as of __________________, 20__ by and between Silicon Image, Inc., a California corporation (the “Company”), and ___________________________________ (“Participant”) pursuant to the Company’s 2008 Equity Incentive Plan (the “Plan”).  Unless otherwise defined herein, the terms defined in the Plan shall have the same meanings in this Agreement.

1.           Sale of Stock.  Subject to the terms and conditions of this Agreement, on the Purchase Date (as defined below) the Company will issue and sell to Participant, and Participant agrees to purchase from the Company the number of Shares shown on the Notice of Restricted Stock Award at a purchase price of $________ per Share. The per Share purchase price of the Shares shall be not less than the par value of the Shares as of the date of the offer of such Shares to the Participant. The term “Shares” refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Participant is entitled by reason of Participant’s ownership of the Shares.

2.           Time and Place of Exercise.  The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties, or on such other date as the Company and Participant shall agree (the “Purchase Date”). On the Purchase Date, the Company will issue in Participant’s name a stock certificate representing the Shares to be purchased by Participant against payment of the purchase price therefor by Participant by (a) check made payable to the Company, (b) cancellation of indebtedness of the Company to Participant, (c) Participant’s personal services that the Committee has determined have already been rendered to the Company and have a value not less than aggregate par value of the Shares to be issued Participant, or (d) a combination of the foregoing.

3.           Restrictions on Resale.  By signing this Agreement, Participant agrees not to sell any Shares acquired pursuant to the Plan and this Agreement at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. This restriction will apply as long as Participant is providing service to the Company or a Subsidiary of the Company.

3.1           Repurchase Right on Termination Other Than for Cause.  For the purposes of this Agreement, a “Repurchase Event” shall mean an occurrence of one of the following:

(i)           termination of Participant’s service, whether voluntary or involuntary and with or without cause;

(ii)           resignation, retirement or death of Participant; or

(iii)            any attempted transfer by Participant of the Shares, or any interest therein, in violation of this Agreement.

Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to purchase the Shares of Participant at a price equal to the Purchase Price per Share (the “Repurchase Right”).  The Repurchase Right shall lapse in accordance with the vesting schedule set forth in the

Notice of Restricted Stock Award.  For purposes of this Agreement, “Unvested Shares” means Stock pursuant to which the Company’s Repurchase Right has not lapsed.

3.2           Exercise of Repurchase Right.  Unless the Company provides written notice to Participant within 90 days from the date of termination of Participant’s service to the Company that the Company does not intend to exercise its Repurchase Right with respect to some or all of the Unvested Shares, the Repurchase Right shall be deemed automatically exercised by the Company as of the 90th day following such termination, provided that the Company may notify Participant that it is exercising its Repurchase Right as of a date prior to such 90th day.  Unless Participant is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Right as to some or all of the Unvested Shares, execution of this Agreement by Participant constitutes written notice to Participant of the Company’s intention to exercise its Repurchase Right with respect to all Unvested Shares to which such Repurchase Right applies at the time of Termination of Participant.  The Company, at its choice, may satisfy its payment obligation to Participant with respect to exercise of the Repurchase Right by either (A) delivering a check to Participant in the amount of the purchase price for the Unvested Shares being repurchased, or (B) in the event Participant is indebted to the Company, canceling an amount of such indebtedness equal to the purchase price for the Unvested Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price.  In the event of any deemed automatic exercise of the Repurchase Right by canceling an amount of such indebtedness equal to the purchase price for the Unvested Shares being repurchased, such cancellation of indebtedness shall be deemed automatically to occur as of the 90th day following termination of Participant’s employment or consulting relationship unless the Company otherwise satisfies its payment obligations.  As a result of any repurchase of Unvested Shares pursuant to the Repurchase Right, the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and shall have all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Unvested Shares being repurchased by the Company, without further action by Participant.

3.3           Acceptance of Restrictions.  Acceptance of the Shares shall constitute Participant’s agreement to such restrictions and the legending of his or her certificates with respect thereto.  Notwithstanding such restrictions, however, so long as Participant is the holder of the Shares, or any portion thereof, he or she shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a stockholder with respect thereto.

3.4           Non-Transferability of Unvested Shares.  In addition to any other limitation on transfer created by applicable securities laws or any other agreement between the Company and Participant, Participant may not transfer any Unvested Shares, or any interest therein, unless consented to in writing by a duly authorized representative of the Company.  Any purported transfer is void and of no effect, and no purported transferee thereof will be recognized as a holder of the Unvested Shares for any purpose whatsoever.  Should such a transfer purport to occur, the Company may refuse to carry out the transfer on its books, set aside the transfer, or exercise any other legal or equitable remedy.  In the event the Company consents to a transfer of Unvested Shares, all transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Right.  In the event of any purchase by the Company hereunder where the Shares or interest are held by a transferee, the transferee shall be obligated, if requested by the Company, to transfer the Shares or interest to the Participant for consideration equal to the amount to be paid by the Company hereunder.  In the event the Repurchase Right is deemed exercised by the Company, the Company may deem any transferee to have transferred the Shares or interest to Participant prior to their purchase by the Company, and payment of the purchase price by the Company to such transferee shall be deemed to satisfy Participant’s obligation to pay such transferee for such Shares or interest, and also to satisfy the Company’s obligation to pay Participant for such Shares or interest.

3.5           Assignment.  The Repurchase Right may be assigned by the Company in whole or in part to any persons or organization.

4.           Restrictive Legends and Stop Transfer Orders.

4.1           Legends.  The certificate or certificates representing the Shares shall bear the following legend (as well as any legends required by applicable state and federal corporate and securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.
4.2           Stop-Transfer Notices.  Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

4.3           Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as the owner or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

5.           No Rights as Employee, Director or Consultant.  Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s service, for any reason, with or without cause.

6.           Miscellaneous.

6.1           Acknowledgement.  The Company and Participant agree that the Restricted Shares are granted under and governed by the Notice, this Agreement and by the provisions of the Plan (incorporated herein by reference).  Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the Restricted Shares subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.

6.2           Entire Agreement; Enforcement of Rights.  This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

6.3           Compliance with Laws and Regulations.  The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

6.4           Governing Law; Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

6.5           Construction.  This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

6.6           Notices.  Any notice to be given under the terms of the Plan shall be addressed to the Company in care of its principal office, and any notice to be given to the Participant shall be addressed to such Participant at the address maintained by the Company for such person or at such other address as the Participant may specify in writing to the Company.

6.7           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall he deemed an original and all of which together shall constitute one instrument.

6.8           U.S. Tax Consequences.  Upon vesting of Shares, Participant will include in taxable income the difference between the fair market value of the vesting Shares, as determined on the date of their vesting, and the price paid for the Shares.  This will be treated as ordinary income by Participant and will be subject to withholding by the Company when required by applicable law.  In the absence of an Election (defined below), the Company shall withhold a number of vesting Shares with a fair market value (determined on the date of their vesting) equal to the minimum amount the Company is required to withhold for income and employment taxes. If Participant makes an Election, then Participant must, prior to making the Election, pay in cash (or check) to the Company an amount equal to the amount the Company is required to withhold for income and employment taxes.

7.           Section 83(b) Election.  Participant hereby acknowledges that he or she has been informed that, with respect to the purchase of the Shares, an election may be filed by the Participant with the Internal Revenue Service, within 30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase (the “Election”).  Making the Election will result in recognition of taxable income to the Participant on the date of purchase, measured by the excess, if any, of the Fair Market Value of the Shares over the purchase price for the Shares.  Absent such an Election, taxable income will be measured and recognized by Participant at the time or times on which the Company’s Repurchase Right lapses.  Participant is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the

Election.  PARTICIPANT ACKNOWLEDGES THAT IT IS SOLELY PARTICIPANT’S RESPONSIBILITY, AND NOT THE COMPANY’S RESPONSIBILITY, TO TIMELY FILE THE

ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF PARTICIPANT REQUESTS THE COMPANY, OR ITS REPRESENTATIVE, TO MAKE THIS FILING ON PARTICIPANT’S BEHALF.

The parties have executed this Agreement as of the date first set forth above.

SILICON IMAGE, INC.

By:

Its:

RECIPIENT:

Signature

Please Print Name __

RECEIPT

Silicon Image, Inc. hereby acknowledges receipt of (check as applicable):

 ☐A check in the amount of $_______________

 ☐The cancellation of indebtedness in the amount of $_______________

given by _____________________ as consideration for Certificate No. -________ for ________________ shares of Common Stock of Silicon Image, Inc.

Dated: _____________________

SILICON IMAGE, INC.

By:

Its:

RECEIPT AND CONSENT

The undersigned Participant hereby acknowledges receipt of a photocopy of Certificate No. -________ for ________________ shares of Common Stock of Silicon Image, Inc. (the “Company”)

The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as escrow holder pursuant to the Restricted Stock Agreement that Participant has previously entered into with the Company. As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned’s name.  To facilitate any transfer of Shares to the Company pursuant to the Restricted Stock Agreement, Participant has executed the attached Assignment Separate from Certificate.

Dated: _____________________, 20____

Signature

Please Print Name

STOCK POWER AND ASSIGNMENT
SEPARATE FROM STOCK CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Agreement dated as of __________________, ____, [COMPLETE AT THE TIME OF PURCHASE] (the “Agreement”), the undersigned Participant hereby sells, assigns and transfers unto ___________________________, __________ shares of the Common Stock $0.001, par value per share, of Silicon Image, Inc., a California corporation (the “Company”), standing in the undersigned's name on the books of the Company represented by Certificate No(s).  ______ [COMPLETE AT THE TIME OF PURCHASE] delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company.  THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated: _________________, ___

PARTICIPANT

(Signature)

(Please Print Name)

Instructions to Participant:  Please do not fill in any blanks other than the signature line.  The purpose of this document is to enable the Company and/or its assignee(s) to acquire the shares upon exercise of its “Repurchase Right” set forth in the Agreement without requiring additional action by the Participant.

SILICON IMAGE, INC.
2008 EQUITY INCENTIVE PLAN
NOTICE OF STOCK BONUS AWARD
GRANT NUMBER:

Unless otherwise defined herein, the terms defined in the Company’s 2008 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Stock Bonus Award (the “Notice”).

Name:

Address:

You (“Participant”) have been granted an award of Shares under the Plan subject to the terms and conditions of the Plan, this Notice, and the attached Stock Bonus Award Agreement (the “Stock Bonus Agreement”) to the Plan.

Number of Shares:

Date of Grant:

Vesting Commencement Date:

Expiration Date:	The date on which all the Shares granted hereunder become vested, with earlier expiration upon the Termination Date

Vesting Schedule:	Subject to the limitations set forth in this Notice, the Plan and the Stock Bonus Agreement, the Shares will vest in accordance with the following schedule: [INSERT VESTING SCHEDULE]

You understand that your employment or consulting relationship or service with the Company is for an unspecified duration, can be terminated at any time (i.e., is “at-will”), and that nothing in this Notice, the Stock Bonus Agreement or the Plan changes the at-will nature of that relationship.  You acknowledge that the vesting of the Shares pursuant to this Notice is earned only by continuing service as an Employee, Director or Consultant of the Company (to the vesting applies).  Participant also understands that this Notice is subject to the terms and conditions of both the Stock Bonus Agreement and the Plan, both of which are incorporated herein by reference.  Participant has read both the Stock Bonus Agreement and the Plan.

PARTICIPANT	SILICON IMAGE, INC.

Signature:_____________________________	By:_____________________________

Print Name:                                                                                   Its: _____________________________

SILICON IMAGE, INC.
STOCK BONUS AWARD AGREEMENT
SILICON IMAGE, INC. 2008 EQUITY INCENTIVE PLAN

Unless otherwise defined herein, the terms defined in the Company’s 2008 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Bonus Agreement (the “Agreement”).

You have been granted a Stock Bonus Award (“Stock Bonus Award”) subject to the terms, restrictions and conditions of the Plan, the Notice of Stock Bonus Award (the “Notice”) and this Agreement.

1.           Issuance.  Stock Bonus Awards shall be issued in Shares, and the Company’s transfer agent shall record ownership of such Shares in Participant’s name as soon as reasonably practicable.

2.           Stockholder Rights.  Participant shall have no right to dividends or to vote Shares until Participant is recorded as the holder of such Shares on the stock records of the Company and its transfer agent.

3.           No-Transfer.  Unvested Shares, and unvested Stock Bonus Awards, and any interest in either shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of by Participant or any person whose interest derives from Participant’s interest.  “Unvested Shares” are Shares that have not yet vested pursuant to the terms of the vesting schedule set forth in the Notice.

4.           Termination.  Upon Participant’s Termination for any reason, all Unvested Shares shall immediately be forfeited to the Company, and all rights of Participant to such Unvested Shares shall immediately terminate as of Participant’s Termination Date.  In case of any dispute as to whether Termination has occurred, the Committee shall have sole discretion to determine whether such Termination has occurred and the effective date of such Termination.

5.           U.S. Tax Consequences.  Upon vesting of Shares, Participant will include in taxable income the difference between the fair market value of the vesting Shares, as determined on the date of their vesting, and the price paid for the Shares.  This will be treated as ordinary income by Participant and will be subject to withholding by the Company when required by applicable law.  Before any Shares subject to this Agreement are issued the Company shall withhold a number of Shares with a fair market value (determined on the date the Shares are issued) equal to the minimum amount the Company is required to withhold for income and employment taxes.  Upon disposition of the Shares, any subsequent increase or decrease in value will be treated as short-term or long-term capital gain or loss, depending on whether the Shares are held for more than one year from the date of settlement.

6.           Acknowledgement.  The Company and Participant agree that the Stock Bonus Award is granted under and governed by the Notice, this Agreement and by the provisions of the Plan (incorporated herein by reference).  Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the Stock Bonus Award subject to all of the terms and conditions set forth herein and those set forth in the Plan, this Agreement and the Notice.

7.           Entire Agreement; Enforcement of Rights.  This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

8.           Compliance with Laws and Regulations.  The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

9.           Governing Law; Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

10.           No Rights as Employee, Director or Consultant.  Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary, to terminate Purchaser’s service, for any reason, with or without cause.

By your signature and the signature of the Company’s representative on the Notice, Participant and the Company agree that this Stock Bonus Award is granted under and governed by the terms and conditions of the Plan, the Notice and this Agreement.  Participant has reviewed the Plan, the Notice and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice and this Agreement.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and this Agreement.  Participant further agrees to notify the Company upon any change in Participant’s residence address.

SILICON IMAGE, INC.
2008 EQUITY INCENTIVE PLAN
NOTICE OF STOCK APPRECIATION RIGHT AWARD
GRANT NUMBER:

Unless otherwise defined herein, the terms defined in the Company’s 2008 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Stock Appreciation Right Award (the “Notice”).

Name:

Address:

You (“Participant”) have been granted an award of Stock Appreciation Rights (“SARs”) under the Plan subject to the terms and conditions of the Plan, this Notice and the attached Stock Appreciation Right Award Agreement (hereinafter “SAR Agreement”).

Number of SARs:

Maximum Number of Shares Issuable:

Date of Grant:

Fair Market Value of a Share on Date of Grant:

Vesting Commencement Date:

Expiration Date:	The date on which settlement of all SARs granted hereunder occurs, with earlier expiration upon the Termination Date

Vesting Schedule:	Subject to the limitations set forth in this Notice, the Plan and the SAR Agreement, the SARs will vest in accordance with the following schedule: [INSERT VESTING SCHEDULE]

You understand that your employment or consulting relationship or service with the Company is for an unspecified duration, can be terminated at any time (i.e., is “at-will”), and that nothing in this Notice, the SAR Agreement or the Plan changes the at-will nature of that relationship.  You acknowledge that the vesting of the SARs pursuant to this Notice is earned only by continuing service as an Employee, Director or Consultant of the Company.  Participant also understands that this Notice is subject to the terms and conditions of both the SAR Agreement and the Plan, both of which are incorporated herein by reference.  Participant has read both the SAR Agreement and the Plan.

PARTICIPANT	SILICON IMAGE, INC.

Signature:_____________________________                                          By:_____________________________

Print Name:                                                                                                           Its: _____________________________

SILICON IMAGE, INC.
STOCK APPRECIATION RIGHT AWARD AGREEMENT TO THE
SILICON IMAGE, INC. 2008 EQUITY INCENTIVE PLAN

Unless otherwise defined herein, the terms defined in the Company’s 2008 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Stock Appreciation Right Award Agreement (the “Agreement”).

You have been granted Stock Appreciation Rights (“SARs”) subject to the terms and conditions of the Plan, the Notice of Stock Appreciation Right Award (the “Notice”) and this Agreement.

10.           Settlement.  Settlement of SARs shall be made within 30 days following the applicable date of vesting under the vesting schedule set forth in the Notice.  Settlement of SARs shall be in Shares, except no fractional shares will be issued in settlement of SARs.  Any amounts attributable to a fractional share will be settled in cash.

11.           No Stockholder Rights.  Unless and until such time as Shares are issued in settlement of SARs, Participant shall have no ownership of the Shares allocated to the SARs and shall have no right to vote such Shares, subject to the terms, conditions and restrictions described in the Plan and herein.

12.           Dividend Equivalents.   Dividends, if any (whether in cash or Shares), shall not be credited to Participant.

13.           No Transfer.  The SARs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of.

14.           Termination.  If Participant’s continuous service to the Company or any of its subsidiaries shall terminate for any reason, all unvested SARs shall be forfeited to the Company forthwith, and all rights of Participant to such SARs shall immediately terminate.  Vested SARs shall be treated in accordance with Section 5 of the Plan regarding exercisability of vested Options.  In case of any dispute as to whether Termination has occurred, the Committee shall have sole discretion to determine whether such Termination has occurred and the effective date of such Termination.

15.           U.S. Tax Consequences.  Participant acknowledges that there will be tax consequences upon settlement of the SARs or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser prior to such settlement or disposition.  Applicable minimum withholding taxes shall be satisfied by the Company by withholding the applicable number of Shares otherwise deliverable upon settlement of the SAR in accordance with rules and procedures established by the Committee.  There is no tax event upon granting of an SAR.  Upon settlement of the SAR, Participant will include in income the fair market value of the Shares subject to the Shares payable in accordance with settlement of the SAR.  The included amount will be treated as ordinary income by Participant and will be subject to withholding by the Company.  Upon disposition of the Shares, any subsequent increase or decrease in value will be treated as short-term or long-term capital gain or loss, depending on whether the Shares are held greater than one year from the date of settlement.

16.           Acknowledgement.  The Company and Participant agree that the SARs are granted under and governed by the Notice, this Agreement and the provisions of the Plan.  Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the SARs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.

17.           Entire Agreement; Enforcement of Rights.  This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

18.           Compliance with Laws and Regulations.  The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

19.           Governing Law; Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

20.           No Rights as Employee, Director or Consultant.  Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.

By your signature and the signature of the Company’s representative on the Notice, Participant and the Company agree that this SAR is granted under and governed by the terms and conditions of the Plan, the Notice and this Agreement.  Participant has reviewed the Plan, the Notice and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice and this Agreement.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and this Agreement.  Participant further agrees to notify the Company upon any change in Participant’s residence address.

SILICON IMAGE, INC.
NOTICE OF GRANT OF RESTRICTED STOCK UNITS
(For U.S. Participants)

The Participant has been granted an award of Restricted Stock Units (the “Award” or “RSUs”) pursuant to the Silicon Image, Inc. 2008 Equity Incentive Plan, as amended to the Grant Date (the “Plan”), each of which represents the right to receive on the applicable Vesting Date one (1) Share, as follows:

Participant:	Employee ID:
Grant Date:	Grant No.:
Number of RSUs:	, subject to adjustment as provided by the Award Agreement.
Vesting Schedule:
Subject to Participant’s continued service to the Company or a Parent or Subsidiary of the Company through the applicable “Vesting Date”, RSUs shall vest, if at all, and become “Vested RSUs” on each applicable Vesting Date, as set forth in Exhibit A attached hereto, and on the terms and conditions of which are incorporated herein.

By their signatures below or by electronic acceptance or authentication in a form authorized by the Company, the Company and the Participant agree that the Award is governed by this Notice and by the provisions of the Plan and the Award Agreement, both of which are made a part of this document.  Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Award Agreement or the Plan.  The Participant acknowledges that copies of the Plan, the Award Agreement and the prospectus for the Plan are available on the Company’s internal web site and may be viewed and printed by the Participant for attachment to the Participant’s copy of this Notice.  The Participant represents that the Participant has read and is familiar with the provisions of the Plan and the Award Agreement, and hereby accepts the Award subject to all of their terms and conditions.

SILICON IMAGE, INC.                                                                           PARTICIPANT

By:
Signature
Its:
Date
Address:1060 E. Arques Avenue
Sunnyvale, CA 94085, USA                                                Address

ATTACHMENTS:	2008 Equity Incentive Plan, as amended to the Grant Date; Award Agreement and Plan Prospectus

EXHIBIT A

VESTING SCHEDULE
Time Based Awards

Vested RSUs:
Except as provided by the Award Agreement and provided that the Participant’s service has not Terminated prior to the relevant Vesting Date, the number of Vested RSUs shall cumulatively increase on each respective Vesting Date set forth below by the number of RSUs set forth opposite such date, as follows:

	Vesting Date	Number of RSUs Vesting

SILICON IMAGE, INC.
RESTRICTED STOCK UNITS AGREEMENT
(For U.S. Participants)

Silicon Image, Inc. has granted to the Participant named in the Notice of Grant of Restricted Stock Units (the “Notice”) to which this Restricted Stock Units Agreement (the “Award Agreement”) is attached an award consisting of Restricted Stock Units (the “Award” or “RSUs”) subject to the terms and conditions set forth in the Notice and this Award Agreement.  The Award has been granted pursuant to the Silicon Image, Inc. 2008 Equity Incentive Plan (the “Plan”), as amended to the Grant Date, the provisions of which are incorporated herein by reference.  By signing the Notice, the Participant: (a) acknowledges receipt of and represents that the Participant has read and is familiar with the Notice, this Award Agreement, the Plan and a prospectus for the Plan (the “Plan Prospectus”) in the form most recently prepared in connection with the registration with the Securities and Exchange Commission of Shares issuable pursuant to the Plan, (b) accepts the Award subject to all of the terms and conditions of the Notice, this Award Agreement and the Plan and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Compensation Committee (the “Committee”) or by the Company’s Board of Directors (the “Board”) acting as the Committee (upon any questions arising under the Notice, this Award Agreement or the Plan.

DEFINITIONS AND CONSTRUCTION.

Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Notice or the Plan.

Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Award Agreement.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

ADMINISTRATION.

All questions of interpretation concerning the Notice, this Award Agreement and the Plan shall be determined by the Committee or by the Board acting as the Committee.  All determinations by the Committee or the Board shall be final and binding upon all persons having an interest in the Award.  Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided that such officer has apparent authority with respect to such matter, right, obligation, or election.

THE AWARD.

Grant of RSUs. On the Grant Date, the Participant shall acquire, subject to the provisions of this Award Agreement, the Number of RSUs set forth in the Notice, subject to adjustment as provided in section 2.5 of the Plan.  Each RSU represents a right to receive on a date determined in accordance with the Notice and this Award Agreement one (1) Share.

No Monetary Payment Required.  The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the RSUs or Shares issued upon settlement of the RSUs, the consideration for which shall be past services actually rendered and/or future services to be rendered to the Company (or any Parent or Subsidiary) or for its benefit.  Notwithstanding the foregoing, if required by applicable corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to the Company (or any Parent or Subsidiary) or for its benefit having a value not less than the par value of the Shares issued upon settlement of the RSUs.  The Participant may also be subject to, where applicable, the methods of payment required by the Plan.

VESTING OF RSUS.

Except as otherwise provided by this section, the RSUs shall vest and become Vested RSUs as provided in the Notice.  In the event that a Vesting Date as provided in the Notice (an “Original Vesting Date”) would occur on a date on which a sale by the Participant of the Shares to be issued in settlement of the RSUs becoming Vested RSUs on such Original Vesting Date would violate the Company’s written policy pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by directors, officers, employees or other service providers who may possess material, nonpublic information regarding the Company or its securities (the “Insider Trading Policy”), such Vesting Date, in the discretion of the Company, may be deferred until the first to occur of (a) the next business day on which a sale by the Participant of such Shares would not violate the Insider Trading Policy or (b) the later of (i) the last day of the calendar year in which the Original Vesting Date occurred or (ii) the last day of the Company’s taxable year in which the Original Vesting Date occurred.

COMPANY REACQUISITION RIGHT.

In the event that the Participant’s service Terminates for any reason or no reason, with or without Cause, the Participant shall forfeit and the Company shall automatically reacquire all RSUs which are not, as of the time of such Termination, Vested RSUs, and the Participant shall not be entitled to any payment therefor.

SETTLEMENT OF THE AWARD.

Issuance of Shares. Subject to the provisions of section 6.3 below, the Company shall issue to the Participant on the Vesting Date with respect to each Vested RSU to be settled on such date one (1) Share.  Shares issued in settlement of Vested RSUs shall not be subject to any restriction on transfer other than any such restriction as may be required pursuant to section 6.3, section 7 or the Company’s Insider Trading Policy.

Beneficial Ownership of Shares; Certificate Registration.   The Participant hereby authorizes the Company, in its sole discretion, to deposit for the benefit of the Participant with a broker selected by the Company and with which the Participant has an account relationship any or all Shares acquired by the Participant pursuant to the settlement of the Vested RSUs.  Except as provided by the preceding sentence, a certificate for the Shares as to which the Award is settled shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.

Restrictions on Grant of the Award and Issuance of Shares.  The grant of the Award and issuance of Shares upon settlement of the Vested RSUs shall be subject to compliance with all applicable requirements of federal, state law or foreign law with respect to such securities.  No Shares may be issued hereunder if the issuance of such Shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Shares may then be listed.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary for the lawful issuance of any Shares subject to the Award shall relieve the Company of any liability in respect of the failure to issue such Shares as to which such requisite authority shall not have been obtained.  As a condition to the settlement of the Vested RSUs, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

Fractional Shares.  The Company shall not be required to issue fractional Shares upon the settlement of the Award.

TAX WITHHOLDING.

In General.  At the time the Notice is executed, or at any time thereafter as requested by the Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company, if any, which arise in connection with the Award or the issuance of Shares in settlement thereof.  Alternatively, or in addition, if permissible under applicable law, the Company may require the Participant to satisfy such tax withholding obligations through either or both of the methods described in sections 7.2 and 7.3 below.  The Company shall have no obligation to process the settlement of the Award or to deliver Shares until the tax withholding obligations as described in this section have been satisfied by the Participant.

Assignment of Sale Proceeds.  Subject to compliance with applicable law and the Company’s Insider Trading Policy, the Company may, in its discretion, require the Participant to satisfy all or any portion of the tax withholding obligations in accordance with procedures established by the Company providing for delivery by the Participant to the Company or a broker approved by the Company of properly executed instructions, in a form approved by the Company, providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the Shares being acquired upon settlement of Vested RSUs.

Withholding in Shares.  The Company may, in its discretion, require the Participant to satisfy all or any portion of the tax withholding obligations by deducting from the Shares otherwise deliverable to the Participant in settlement of the Vested RSUs a number of whole Shares having a Fair Market Value, as determined by the Company as of the date on which the tax withholding obligations arise, not in excess of the amount of such tax withholding obligations determined by the applicable minimum statutory withholding rates.

COMPLIANCE WITH LAWS AND REGULATIONS

The vesting of the Award and the issuance and transfer of the Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange or market system on which the Company's common stock may be listed at the time of such issuance or transfer.  The Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange or market system to effect such compliance.

RIGHTS AS A STOCKHOLDER OR EMPLOYEE.

The Participant shall have no rights as a stockholder with respect to any Shares which may be issued in settlement of this Award until the date of the issuance of such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such Shares are issued, except as provided in section 2.5 of the Plan.  If the Participant is an employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between the Company or a Parent or Subsidiary and the Participant, the Participant’s employment is “at will” and is for no specified term.  Nothing in this Award Agreement shall confer upon the Participant any right to continue in service or interfere in any way with any right of the Company or any Parent or Subsidiary to Terminate the Participant’s service at any time.

LEGENDS.

The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing Shares issued pursuant to this Award Agreement.  The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing Shares acquired pursuant to this Award in the possession of the Participant in order to carry out the provisions of this section.

MISCELLANEOUS PROVISIONS.

Termination or Amendment. The Board may terminate or amend the Plan or this Award Agreement at any time; provided, however, that except as provided in section 21 of the Plan in connection with a corporate transaction, no such termination or amendment may adversely affect the Participant’s rights under this Award Agreement without the consent of the Participant unless such termination or amendment is necessary to comply with applicable law or government regulation.  No amendment or addition to this Award Agreement shall be effective unless in writing.

Nontransferability of the Award.  Prior the issuance of Shares on the applicable Vesting Date, neither this Award nor any RSUs subject to the Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  All rights with respect to the Award shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.

Further Instruments.  The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Award Agreement.

Binding Effect.  This Award Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.

Delivery of Documents and Notices.  Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Award Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by the Company or a Parent or Subsidiary, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address shown below that party’s signature to the Notice or at such other address as such party may designate in writing from time to time to the other party.

Description of Electronic Delivery.  The Plan documents, which may include but do not necessarily include: the Plan, the Notice, this Award Agreement, the Plan Prospectus, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically.  In addition, the Participant may deliver electronically the Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time.  Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

Consent to Electronic Delivery.  The Participant acknowledges that the Participant has read section 11.5(a) of this Award Agreement and consents to the electronic delivery of the Plan documents and Notice, as described in section 11.5(a).  The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing.  The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails.  Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails.  The Participant may revoke his or her consent to the electronic delivery of documents described in section 11.5(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail.  Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in section 11.5(a).

Integrated Agreement.  The Plan is incorporated herein by reference.  The Notice, this Award Agreement and the Plan shall constitute the entire understanding and agreement of the Participant and the Company with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings, restrictions, representations, or warranties between the Participant and the Company with respect to such subject matter other than those as set forth or provided for herein or therein.  To the extent contemplated herein or therein, the provisions of the Notice and the Award Agreement shall survive any settlement of the Award and shall remain in full force and effect.

Applicable Law.  This Award Agreement shall be governed by and construed in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

Interpretation. Any dispute regarding the interpretation of this Award Agreement shall be submitted by Participant or the Company to the Compensation Committee for review.  The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

Counterparts.  The Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Silicon Image, Inc.
Notice of Grant of Stock Options                                                         1060 E. Arques Ave.
Sunnyvale, CA  94085

Optionee                                                                                       Option Number: «Number»
«Name»                                                                                             Plan:                      2008
                                    ID:                      «ID»

You have been granted an option to buy Silicon Image, Inc. (the “Company”) Common Stock.  The pertinent details of your stock option grant are outlined below:

Date of Grant:                                             «Date»
Total Option Shares:                                 «Shares»
Exercise Price Per Share:                       «Price»
First Vest Date:                                          «M_1st_vest»
Expiration Date:	Option will expire immediately on termination for cause and 3 months following termination for any reason except death or disability, but in no event later than «Expire».
(refer to Section 3 of the Stock Option Agreement)

Type of Stock Option:                                             Nonqualified Stock Option

Vesting and Exercise Period:

Provided that you have continuously provided services to the Company, or any Parent or Subsidiary (as those terms are defined in the Silicon Image, Inc. 2008 Equity Incentive Plan), this Option shall vest and become exercisable as follows:  (Vesting Schedule to be provided here)

Acceptance:

Optionee hereby acknowledges receipt of a copy of the Silicon Image, Inc. 2008 Equity Incentive Plan (the “Plan”), Plan Prospectus and the Stock Option Agreement (the “Agreement”).  Please refer to the Plan and Plan Prospectus on our intranet under the Finance Department/Stock Information tab.  The Agreement is the contract that fixes the terms of your option, including the purchase price and period over which your option can be exercised (purchased).  Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all terms and conditions of the Plan and the Agreement.  Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares, and that the Company has advised Optionee to consult a tax advisor prior to such exercise or disposition.

Please accept this Notice of Grant of Stock Options.  You are not obligated to purchase these shares; Silicon Image requires that the acceptance of this document be on file prior to purchase of the shares.

____________________________________

Silicon Image, Inc.

Harold Covert, Chief Financial Officer

_______________________________________

«Name»

SILICON IMAGE, INC.

2008 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT
(For Optionees other than Non-Employee Directors and Optionees based in the United Kingdom)

This Stock Option Agreement (this "Agreement") is made and entered into as of the Date of Grant set forth in the Notice of Grant of Stock Options (the "Notice") by and between Silicon Image, Inc., a Delaware corporation (the "Company"), and the Optionee.  Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 2008 Equity Incentive Plan (the "Plan").

1.           Grant of Option.  The Company hereby grants to Optionee an option (this "Option") to purchase up to the total number of shares of Common Stock of the Company set forth in the Notice as Total Option Shares (collectively, the "Shares") at the Exercise Price Per Share (the "Exercise Price") set forth in the Notice, subject to the terms and conditions of this Agreement and the Plan.

2.           Vesting; Exercise Period.

2.1           Vesting of Shares.  This Option shall be exercisable as it vests, unless otherwise indicated in the Notice.  Subject to the terms and conditions of the Plan and this Agreement, this Option shall vest and become exercisable pursuant to the vesting schedule specified in the Notice.   This Option shall cease to vest upon Optionee’s Termination and Optionee shall in no event be entitled under this Option to purchase a number of shares of the Company’s Common Stock greater than the "Total Option Shares."

2.2           Vesting of Options.  Shares that are vested pursuant to the schedule set forth in the Notice are "Vested Shares."  Shares that are not vested pursuant to the schedule set forth in the Notice are "Unvested Shares."

2.3           Expiration.  This Option shall expire on the Expiration Date set forth in the Notice and must be exercised, if at all, on or before the earlier of the Expiration Date or the date on which this Option is terminated in accordance with the provisions of Section 3 hereof.

3.           Termination.

3.1           Termination for Any Reason Except Death ,  Disability or cause. If Optionee is Terminated for any reason except Optionee's Death,  Disability or cause, then this Option, to the extent (and only to the extent) that it is vested on the Termination Date, may be exercised by Optionee no later than three (3) months after the Termination Date, but in no event later than the Expiration Date.

3.2           Termination Because of Death or Disability.  If Optionee is Terminated because of Death or Disability of Optionee (or the Optionee dies within three (3) months after Termination other than for Disability or cause), then this Option, to the extent that it is vested on the Termination Date, may be exercised by Optionee (or Optionee's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

3.3           Termination for Cause.  If Optionee is Terminated for cause, this Option will expire on the Optionee’s date of Termination.

3.4           No Obligation to Employ.  Nothing in the Plan or this Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee's employment or other relationship at any time, with or without cause.

4.           Manner of Exercise.

4.1           Stock Option Exercise Agreement.  To exercise this Option, Optionee (or in the case of exercise after Optionee's death, Optionee's legal representative or authorized assignee) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company from time to time (the "Exercise Agreement"), which shall set forth, inter alia, Optionee's election to exercise this Option, the number of shares being purchased, any restrictions imposed on the shares and any representations, warranties and agreements regarding Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws.  If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise this Option.

4.2           Limitations on Exercise.  This Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as in effect on the date of exercise.  This Option may not be exercised for less than 100 Shares, unless it is exercised as to all Shares then exercisable.

4.3           Payment.  The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased.  Payment may be in the form of cash (by check), or where permitted by law:

(a)	by cancellation of indebtedness of the Company to the Optionee;

(b)
by surrender of shares of the Company's Common Stock that: (A) either (1) have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Optionee in the open public market; and (B) are clear of all liens, claims, encumbrances or security interests;

(c)	by waiver of compensation due or accrued to Optionee for services rendered;

(d)           provided that a public market for the Company's stock exists:  (1) through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the Financial Industry Regulatory Authority (a "Dealer"), whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (2) through a "margin" commitment from Optionee and a Dealer, whereby Optionee irrevocably elects to exercise this Option and to pledge the Shares so purchased to the Dealer in a margin account as security for a loan from the Dealer in the amount of the Exercise Price, and whereby the Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(f)	by any combination of the foregoing.

4.4           Tax Withholding.  Prior to the issuance of the Shares upon exercise of this Option, Optionee must pay or provide for any applicable federal or state withholding obligations.  If the Committee permits, Optionee may provide for payment of withholding taxes upon exercise of this Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld.  In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.

4.5           Issuance of Shares.  Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee, Optionee's authorized assignee, or Optionee's legal representative, and shall deliver certificates representing the Shares.

5.           Compliance with Laws and Regulations.  The exercise of this Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer.  Optionee understands that the Company is under no obligation to register or qualify the Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

6.           Nontransferability of Option.  This Option may not be transferred in any manner other than under the terms and conditions of the Plan or by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee.  The terms of this Option shall be binding upon the legal representative or authorized assignee of Optionee.

7.           Tax Consequences.  Set forth below is a brief summary as of the date the Board adopted the Plan of some of the federal tax consequences of exercise of this Option and disposition of the Shares.  THIS SUMMARY IS NECESSARILY INCOMPLETE, AND TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.  OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

7.1           Exercise of Nonqualified Stock Option.  To the extent this Option does not qualify as an Incentive Stock Option, there may be a regular federal income tax liability upon the exercise of this Option.  Optionee will be treated as having received compensation (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price.  The Company may be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation at the time of exercise.

7.2           Disposition of Shares.  The following tax consequences may apply upon disposition of the Shares.

a.           Nonqualified Stock Options.  If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of a Non-Qualified Stock Option, any gain realized on disposition of the Shares will be treated as a long-term capital gain.

8.           Privileges of Stock Ownership.  Optionee shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

9.           Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or the Company to the Committee for review.  The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

10.           Entire Agreement.  The Plan is incorporated herein by reference.  This Agreement, the Notice, the Plan and the Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

11.           Notices.  Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices.  Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated on the Notice or to such other address as such party may designate in writing from time to time to the Company.  All notices shall be deemed to have been given or delivered upon:  personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.

12.           Successors and Assigns.  The Company may assign any of its rights under this Agreement.  This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's legal representatives or authorized assignee.

13.           Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to that body of law pertaining to choice of law or conflict of law.

EXHIBIT A Silicon Image, Inc. Stock Option Exercise Notice (for Optionees not based in the United Kingdom) YOU MUST SUBMIT THIS FORM TO STOCK ADMINISTRATION PRIOR TO CONTACTING YOUR BROKER.

I am exercising my Silicon Image stock options as follows:

(A) Grant/Option #:                                                      (B) Total # of Shares to Exercise:

(C) Cost per Share:  $                                                                   (D) Total Exercise Cost (B) X (C):  $

(E) Grant Type (circle one):  ISO     NQ                                     (F) Tax Amount Due if NQ: $

Please leave NQ tax amount blank –

Stock Administration will calculate, if applicable.

(G) Exercise Date:                                                      (H) Are any of these shares unvested?  YES   NO

Please leave exercise date blank for methods	If yes, please consult with your tax advisor regarding an
1 & 2 – Stock Administration will complete                                 83(b) election which must be made and filed with the IRS
when transaction is complete.                                                          within 30 days of exercise.  See Stock Administration for an election form.

Please indicate the transaction method below.  See reverse side of this form for a brief explanation of each method.

          Method 1                     SAME DAY SALE  You must contact a Silicon Image designated broker to place this trade.
Please indicate which broker you have selected below.

          Method 2                     SELL TO COVER I am exercising                                                                            shares, but want to sell only   shares.
The balance will be deposited in the account I’ve designated below.  You must contact a Silicon
Image designated broker to place this trade.  Please indicate which broker you have selected below.

          Method 3                     EXERCISE & HOLD  Please attach a personal check, made payable to Silicon Image for the amounts indicated in items (D) and (F) above.  Please indicate below where you would like your stock certificate to be mailed.

      Broker Name

      Broker Address

                 Account #

          Credit Suisse First Boston                                                      Account #                                           (415) 249-2258
          Deutsche Bank Alex Brown                                                    Account #                                           (415) 617-3252
          E*Trade/OptionsLink                                                      It is not necessary to complete this form – please go to
 www.etrade.com or www.optionslink.com
or call (800) 838-0908 to complete your trade.

I authorize the broker to remit funds to Silicon Image to pay for this exercise and any applicable taxes and I understand that the shares will be sent directly to the broker address I have indicated above.  I acknowledge receipt of the prospectus covering shares of common stock offered to optionees under the Company’s Stock Option Plan.  The Plan and Option Agreement are incorporated herein by reference.  The Exercise Agreement, the Plan and Option Agreement constitute the entire agreement and understanding of the parties and supercede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof.  I UNDERSTAND THAT I MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF THE PURCHASE OR DISPOSITION OF THESE SHARES.  I HAVE CONSULTED WITH ANY TAX CONSULTANT(S) I DEEM ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND CERTIFY THAT I AM NOT RELYING ON THE COMPANY FOR TAX ADVICE.  __________  (Initial here)

First Name                                Middle Initial                                           Last Name                                Signature

Social Security #                                                                Employee ID #                                                Phone Number

Current Address

EXHIBIT A
Silicon Image, Inc.
Stock Option Exercise Notice
(for Optionees not based in the United Kingdom)

NOTE FOR NON-QUALIFIED (NQ) OPTIONS ONLY – Tax is required to be withheld or collected upon exercise of all non-qualified stock options.  The tax is based on the spread between the sale price (closing fair market value if not same day sale) and the exercise price multiplied by 35.75% (25% federal; 9.3% CA state; 1.45% Medicare).  In addition, Social Security tax may be withheld or collected depending on what you have paid year to date.

Method 1 – SAME DAY SALE
You are selling all vested shares as indicated on the Exhibit A.

Method 2 – SELL TO COVER
You want to exercise vested shares and sell a portion of these shares to cover the cost and applicable taxes of all the exercised shares.  The balance of unsold shares will be deposited into your brokerage account for future sale.

Method 3 - EXERCISE & HOLD
You only want to exercise (purchase) the shares in order to sell them at a later date.

Silicon Image Designated Brokers

Credit Suisse First Boston	Morgan Stanley
Private Client Services                                                                           101 California St
650 California St., 31st Floor                                                                   San Francisco, CA
San Francisco, CA  94108                                                                      (800) 248-3565
Suzette Callejo (415) 249-2258                                                               Jesse Bromberg (415) 693-6876
Fax – (415) 395-1402

E*Trade/OptionsLink	Deutsche Bank Alex. Brown
P.O. Box 989032                                                                                                    101 California Street, 46th Floor
West Sacramento, CA  95798-9858                                                                    San Francisco, CA  94111
www.etrade.com or www.optionslink.com                                                     Cheryl Nobusada (415) 617-3252
(800) 838-0908 (press “#0” for service representative)                                   Fax – (415) 617-4270
(650) 599-0125 (from outside the United States)